Exhibit 10.27

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE.

STIPULATION OF INTEREST

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTIES OF GRIMES, MADISON and WALKER	§
§

This Stipulation of Interest agreement is made and entered into this 20th day of August, 2012 (the “Stipulation of Interest”), by and between ENERGY & EXPLORATION PARTNERS, LLC whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376 (“ENEXP”), Halcón Energy Properties, Inc., a Delaware corporation, whose address is 1100 Louisiana Street, Suite 6700, Houston, Texas 77002 (“Halcón”), and TDM HOLDING, LLC, a Texas Limited Liability Company with an address of 100 Throckmorton, Ste. 1700, Fort Worth, Texas 76102 (“TDM”).

WHEREAS, ENEXP executed those certain Assignments of Overriding Royalty described in Exhibit A attached hereto (the “ORRI Assignments”), that granted to TDM an overriding royalty interest those certain Oil, Gas, and Mineral Leases more particularly described in the ORRI Assignments (collectively, the “Subject Leases”);

WHEREAS, each ORRI Assignment granted TDM with an undivided overriding royalty interest in the Subject Leases but certain of the ORRI Assignments provided that the amount of said interest was subject to change, depending upon whether all other overriding royalty interests granted by Assignor created a total burden of greater than twenty-five percent (25%) of 8/8ths in any given lease;

WHEREAS, by that certain Assignment, Bill of Sale and Conveyance dated April 19, 2012, recorded in Volume 1415, Page 132, Real Property Records of Grimes County, Texas, and Volume 1154, Page 9, Official Public Records of Madison County, Texas, and Volume 1021, Page 34, Official Public Records of Walker County, Texas, Assignor assigned to Halcón Energy Properties, Inc. (the “Halcón”), an undivided sixty-five percent (65%) of 8/8ths interest in the Subject Leases and other oil, gas, and mineral leases (the “Halcón Assignment #1”);

WHEREAS, by that certain Assignment, Bill of Sale and Conveyance dated April 19, 2012, recorded in Volume 1415, Page 107, Real Property Records of Grimes County, Texas, and recorded in Volume 1154, Page 35, Official Public Records of Madison County, Texas, Assignor assigned to Halcón an undivided sixty-five percent (65%) of 8/8ths interest in the Subject Leases and other oil, gas, and mineral leases (the “Halcón Assignment #2”);

WHEREAS, by that certain Assignment, Bill of Sale and Conveyance dated May 24, 2012, recorded in Volume 1422, Page 245, Real Property Records of Grimes County, Texas, and Volume 1166, Page 154, Official Public Records of Madison County, Texas, and Volume 1028, Page 696, Official Public Records of Walker County, Texas, Assignor assigned to Halcón an undivided sixty-five percent (65%) of 8/8ths interest in the Subject Leases and other oil, gas, and mineral leases (the “Halcón Assignment #3”);

WHEREAS, by that certain Assignment, Bill of Sale and Conveyance dated May 24, 2012, recorded in Volume 1422, Page 255, Real Property Records of Grimes County, Texas, and Volume 1166 Page 164, Official Public Records of Madison County, Texas, and Volume 1028, Page 706, Official Public Records of Walker County, Texas, Assignor assigned to Halcón an undivided sixty-five percent (65%) of 8/8ths interest in the Subject Leases and other oil, gas, and mineral leases (the “Halcón Assignment #4”, and collectively, with Halcón Assignment #1, Halcón Assignment #2, and Halcón Assignment #3, the “Halcón Assignments”); and

WHEREAS, ENEXP, Halcón, and TDM have determined there is a need to fix the amount of the overriding royalty interest granted to TDM pursuant to the ORRI Assignments for the purpose of avoidance of all doubt and to stipulate TDM’s interest in the Subject Leases.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, Halcón, and TDM hereby stipulate, mutually agree, and do hereby grant, assign, and convey, to the extent legally necessary to vest TDM with title to the overriding royalty interest in the Subject Leases in the amount set opposite its name in the table shown on Exhibit B attached hereto.

The parties acknowledge that the Halcón Assignments provided Halcón with a minimum net revenue interest of 65% of 75% of 8/8ths in the Subject Leases. Assignor hereby stipulates that, to the extent any of the Subject Leases have lease burdens in excess of 25% of 8/8ths, the amount by which such burdens exceed 25% of 8/8ths shall be borne by Assignor’s working interest in said lease.

All other terms, conditions, covenants, and agreements contained in the respective ORRI Assignments shall remain in force and effect. The parties hereto also agree that the terms of this Stipulation of Interest shall be binding upon the parties, their successors, heirs, assigns and personal representatives.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

[Signature pages follow.]

In Witness Whereof, this Stipulation of Interest is executed, agreed to, accepted, and delivered by the parties as of the date first written above, but it is effective as of t he date of each lease comprising the Subject Leases.

ENERGY & EXPLORATION PARTNERS, LLC

By:	/s/ Hunt Pettit
Hunt Pettit, President

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by Hunt Pettit, President of Energy & Exploration Partners, LLC, on behalf of said company.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

[The remainder of this page intentionally left blank.]

HALCÓN ENERGY PROPERTIES, INC.

By:	/s/ Steve W. Herod
Steve W. Herod, President

STATE OF TEXAS	§
COUNTY OF HARRIS	§

This instrument acknowledged before me on this 28th day of August, 2012, by Steve W. Herod, President of Halcón Energy Properties, Inc., on behalf of such corporation.

[SEAL]	/s/ Sabra E. Martin
Notary Public in and for the State of Texas

TDM HOLDING, LLC

By:	/s/ Tom D. McNutt
Tom D. McNutt, Manager

STATE OF TEXAS	§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on this 20th day of August, 2012, by Tom D. McNutt, Manager of TDM Holdings, LLC, on behalf of said company.

[SEAL]	/s/ Carey C. Hewitt
Notary Public in and for the State of Texas

AFTER RECORDING RETURN TO:

Tom McNutt

Energy & Exploration Partners, LLC

Two City Place

100 Throckmorton, Ste. 1700

Fort Worth, TX 76102

Exhibit A

ASSIGNMENT OF OVERRIDING ROYALTY

Attached to that certain Stipulation of Interest dated August 20th, 2012, by and between Energy & Exploration Partners, LLC, Halcón Energy Properties, Inc. and

TDM Holding, LLC

1.	Assignment of Overriding Royalty dated April 16, 2012, recorded in Volume 1414, Page 319, Real Property Records of Grimes County, Texas, and recorded in Volume 1151, Page 159, Official Public Records of Madison County, Texas, from Energy & Exploration Partners, LLC to TDM Holding, LLC.

2.	Assignment of Overriding Royalty dated April 16, 2012, recorded in Volume 1414, Page 337, Real Property Records of Grimes County, Texas, and recorded in Volume 1151, Page 164, Official Public Records of Madison County, Texas, from Energy & Exploration Partners, LLC to TDM Holding, LLC.

3.	Assignment of Overriding Royalty dated May 17, 2012, recorded in Volume 1417, Page 817, Real Property Records of Grimes County, Texas, and recorded in Volume 1159, Page 267, Official Public Records of Madison County, Texas, from Energy & Exploration Partners, LLC to TDM Holding, LLC.

4.	Assignment of Overriding Royalty dated May 21, 2012, recorded in Volume 1418, Page 180, Real Property Records of Grimes County, Texas, from Energy & Exploration Partners, LLC to TDM Holding, LLC.

5.	Assignment of Overriding Royalty dated April 16, 2012, recorded in Volume 1414, Page 333, Real Property Records of Grimes County, Texas, from Energy & Exploration Partners, LLC to TDM Holding, LLC.

Exhibit A — Page 1

EXHIBIT B

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	ORRI TDM(2)
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Rita Mathilde Smart Living Trust No. 1	ENEXP	Grimes & Madison	2/29/2012	00249253 RP & 73917 OR	1413 & 1151	524 & 138	0.0000%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Nancy Forman Trust for Margaret A. Forman	ENEXP	Grimes & Madison	2/8/2012	00249250 RP & 73916 OR	1413 & 1151	518 & 135	0.0000%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Nancy Leona Dufresne Living Trust No. 1	ENEXP	Grimes & Madison	2/8/2012	00249251 RP & 73915 OR	1413 & 1151	520 & 132	0.0000%
Michael W. Elley, Trustee of the Kenneth Darryll Dufresne Trust	ENEXP	Grimes & Madison	2/8/2012	00249252 RP & 73914 OR	1413 & 1151	522 & 129	1.3750%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the John Naylor Forman Residuary Trust for the benefit of George Forman	ENEXP	Grimes & Madison	2/8/2012	00249254 RP & 73913 OR	1413 & 1151	526 & 126	1.3750%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the John Naylor Forman Residuary Trust for the benefit of John Forman	ENEXP	Grimes & Madison	2/8/2012	00249255 RP & 73912 OR	1413 & 1151	528 & 123	1.3750%
Thomas W. Blake Trust, Bill Patterson, Managing Trustee	ENEXP	Grimes	1/27/2012	00249247 RP	1413	500	3.5000%
Mary D’Layne Fargason	ENEXP	Grimes	1/11/2012	00248295 RP	1409	188	5.0000%
Benfer, Arthur & Shirely (assignment via Tayland Resources, LLC)	ENEXP	Grimes	9/16/2009	00248780 RP	1411	606	5.0000%
Turner, Deborah Segler (assignment via Tayland Resources, LLC)	ENEXP	Grimes	10/14/2009	00248780 RP	1411	606	6.2500%
Donald Crowson and wife, Dorothy Crowson	ENEXP	Grimes	12/29/2011	00249258 RP	1413	534	5.0000%
Dennis Crowson	ENEXP	Grimes	1/10/2012	00249256 RP	1413	530	5.0000%
Lynda L. Goodrum	ENEXP	Grimes	1/14/2012	00249257 RP	1413	532	5.0000%
William Eugene Hill	ENEXP	Grimes	1/25/2012	00249400 RP	1414	329	2.8750%
Eugena Scott, a/k/a Eugenia Scott, a married woman dealing in her sole and separate property	ENEXP	Grimes	2/9/2012	00249401 RP	1414	331	4.3750%
Frederick J. Boone	ENEXP	Grimes	2/17/2012	00250051 RP	1418	171	5.0000%
Knud I. Bruun Family Properties, Ltd., Lance K. Bruun, General Partner, Lance K. Bruun, individually as his sole and separate property, and Marla Bruun Maxwell Dennis, as her sole and separate property	ENEXP	Grimes	2/28/2012	00249941 RP	1417	559	5.0000%
Barbara Fitzsimmons	ENEXP	Grimes	2/27/2012	00249942 RP	1417	562	5.0000%
Mary N. Linnenberg	ENEXP	Grimes	2/27/2012	00250520RP	1420	801	5.0000%
Janet Edwards Landry	ENEXP	Grimes	6/6/2012	00250617 RP	1421	320	5.0000%
Yvonne Lacy	ENEXP	Grimes	6/10/2012	00250509 RP	1420	751	3.0000%
Tom P. True, Sr. and Ina True	ENEXP	Grimes	3/28/2012	00250559 RP	1421	135	5.0000%
Michael Harris Rigby and Jennie Rigby	ENEXP	Grimes	4/27/2012	00249990 RP	1417	809	2.5000%
Nancy Rigby Stevenson	ENEXP	Grimes	4/27/2012	00250359RP	1419	833	2.5000%
Nancy Rigby Stevenson as legal guardian of Bonnie L. Rigby	ENEXP	Grimes	4/27/2012	00250358RP	1419	831	2.5000%
Robert Lys and wife, Bessie Ann Lys	ENEXP	Grimes	6/4/2012	00250943 RP	1423	240	5.0000%

EXHIBIT B

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	ORRI TDM(2)
Gibbs Brothers & Company, L.L.C.	ENEXP	Grimes	6/1/2012	00250557 RP	1421	125	2.5000%
Thomas L. Dreher and wife, Vergie E. Dreher	ENEXP	Grimes	6/10/2012	00250802 RP	1422	418	3.0000%
Bobbie M. Rigby, Trustee of The Edwin C. Rigby and Bobbie M. Rigby Revocable Living Trust	ENEXP	Grimes	10/10/2011	00245440 RP	1393	537	1.3750%
Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Rita Mathilde Smart Living Trust No. 1	ENEXP	Grimes & Madison	10/7/2011	00245148 RP & 00248507 RP	1392 & 1410	332 & 377	0.0000%
Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Margaret A. Foreman Living Trust No. 1	ENEXP	Grimes & Madison	10/7/2011	00245147 RP & 00248506 RP	1392 & 1410	330 & 374	0.0000%
Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Nancy Leona DuFresne Living Trust No. 1	ENEXP	Grimes & Madison	10/7/2011	00245146 RP & 00248508 RP	1392 & 1410	328 & 380	0.0000%
Robert L. Eichenour and Daniel L. Eichenour, Individually and as Partners of Diamond E, L.L.C.	ENEXP	Grimes & Madison	2/8/2012	00249373 RP & 74114 OR	1414 & 1154	184 & 250	1.8750%
Mary Lois Chapman	ENEXP	Grimes	8/11/2010	00239355 RP	1359	427	0.0000%
Helen Karuba	ENEXP	Grimes	9/7/2010	00239369 RP	1359	481	0.8100%
W. Le Grande Fuqua	ENEXP	Grimes	9/10/2010	00239370 RP	1359	484	0.0000%
Marie E. Fuqua	ENEXP	Grimes	9/10/2010	00239371 RP	1359	487	0.0000%
Joy Strawn Truelock, dealing in her sole and separate property	ENEXP	Grimes	10/13/2010	00239397 RP	1359	591	0.8100%
Candi Todaro Frazier, dealing in her sole and separate property	ENEXP	Grimes	10/13/2010	00239398 RP	1359	594	0.8100%
Eva McDougald	ENEXP	Grimes	9/17/2010	00239376 RP	1359	510	0.8100%
Chester McDougald	ENEXP	Grimes	9/21/2010	00239384 RP	1359	542	0.8100%
K & K Real Estate, Ltd.	ENEXP	Grimes	10/13/2010	00239396 RP	1359	587	0.0000%
Henry M. Hargrave and wife, Paula A. Hargrave	ENEXP	Grimes	9/30/2010	00239383 RP	1359	537	0.0000%
Della Woodall Turner	ENEXP	Grimes	10/27/2010	00239410 RP	1359	640	0.0000%
Rodney Robert Poe, and wife, Yvonne Poe	ENEXP	Grimes	10/6/2010	00239387 RP	1359	553	0.0000%
Kyle J. Callender	ENEXP	Grimes	10/22/2010	00240669 RP	1366	780	0.0000%
Michael L. Baskin and wife, Linda M. Baskin	ENEXP	Grimes	11/22/2010	00240683 RP	1366	829	0.0000%
James Dishongh	ENEXP	Grimes	10/27/2010	00239414 RP	1359	655	0.0000%
Paula Tadlock Jankowski	ENEXP	Grimes	10/27/2010	00239415 RP	1359	659	0.0000%
Rayburn Wayne Fuller and wife, Frances G. Fuller	ENEXP	Grimes	8/30/2010	00239367 RP	1359	475	0.0000%
P.D. and F.J. Hamilton Living Trust, as Lessor and herein represented by P.D. Hamilton and Florine J. Hamilton in their capacity as Trustees	ENEXP	Grimes	10/27/2010	00239412 RP	1359	647	0.0000%
Carol J. Tidwell	ENEXP	Madison	11/11/2011	73495 OR	1145	256	1.8750%
Margaret Nan Nowlin	ENEXP	Madison	11/11/2011	73493 OR	1145	250	1.8750%
Pettit, Anne C.	ENEXP	Madison	1/6/2012	73919 OR	1151	144	1.8750%
Rollan Charles Park	ENEXP	Madison	2/3/2012	73918 OR	1151	141	1.8750%
Glen Iris Capo	ENEXP	Madison	4/6/2012	74557 OR	1159	264	2.5000%
Dennis L. McWhorter and wife, Karen I. McWhorter and Karen I. McWhorter a/k/a Glenda Karen Isbell McWhorter, dealing in her sole and separate property	ENEXP	Madison	1/1/2012	74263 OR	1156	142	5.0000%
Grall Ranch, LTD. (assignment via P.L.E., Inc.)	ENEXP	Madison	8/13/2010	73819 OR	1149	273	2.3750%
Cynthia A. Veselka, a married women, dealing in her sole and separate property	ENEXP	Grimes & Madison	7/5/2012	75725 OR, 00251273 RP	1175, 1425	293, 74	5.0000%

EXHIBIT B

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	ORRI TDM(2)
Charles M. Baker & wife, Janis Jo Baker, Charles Heath Baker & Jessica Baker (assignment via Weber Energy Corporation)	ENEXP	Grimes & Madison	8/23/2010	00248781 RP	1411	612	2.3750%
Krista M. Bryant (assignment via Weber Energy Corporation)	ENEXP	Grimes & Madison	9/24/2010	66576 OR & 00240198 RP	1057 & 1364	162 & 286	2.3750%
Glynn Ray Shiflet, d/s/s/p	ENEXP	Madison	6/29/2012	75549 OR	1173	83	5.0000%
Joy Addison	ENEXP	Madison	2/16/2012	74828 OR	1163	153	5.0000%
Dona Skains	ENEXP	Madison	2/16/2012	74829 OR	1163	156	5.0000%
Bradley Louis Mathis	ENEXP	Madison	2/16/2012	74902 OR	1164	136	5.0000%
NevJon Properties, LLC, a Texas Limited Liability Company	ENEXP	Madison	5/18/2012	47680OR	1161	176	2.5000%
James Brett Kindred	ENEXP	Madison	5/23/2012	74988 OR	1165	177	5.0000%
Zane A. Kindred	ENEXP	Madison	5/23/2012	74987 OR	1165	174	5.0000%
Tommy Parker, Jr.	ENEXP	Madison	2/18/2012	74824 OR	1163	143	5.0000%
Patrick D. George	ENEXP	Madison	3/10/2012	74941 OR	1164	337	5.0000%
James Brett Kindred	ENEXP	Madison	3/10/2012	74990 OR	1165	183	5.0000%
Zane A. Kindred	ENEXP	Madison	3/10/2012	74989 OR	1165	180	5.0000%
Linnie M. Stone	ENEXP	Madison	5/10/2012	74944 OR	1164	343	5.0000%
Norman Morris and wife, Susanne Morris	ENEXP	Madison	5/30/2012	74887 OR	1164	66	3.0000%